SUBSIDIARIES OF SYNOVUS FINANCIAL CORP.


Name                                                   Ownership Percentage
-----                                                  --------------------

Georgia Corporations
--------------------

Columbus Bank and Trust Company1                                 100%

Commercial Bank                                                  100%

Commercial Bank and Trust Company of Troup County                100%

Security Bank and Trust Company of Albany                        100%

Sumter Bank and Trust Company                                    100%

The Coastal Bank of Georgia                                      100%

First State Bank and Trust Company of Valdosta                   100%

Bank of Hazlehurst                                               100%

The Cohutta Banking Company                                      100%

Bank of Coweta                                                   100%

Citizens Bank and Trust of West Georgia                          100%

First Community Bank of Tifton                                   100%

Synovus Technologies, Inc.                                       100%

CB&T Bank of Middle Georgia                                      100%

Sea Island Bank                                                  100%


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1    Columbus Bank and Trust Company has one majority owned subsidiary, Total
     System Services, Inc., a Georgia corporation, and three wholly owned subsidiaries, Synovus Trust Company, Synovus Securities, Inc. and Synovus Insurance Services of Georgia, Inc., all of which are Georgia corporations. Total System Services, Inc. has four wholly owned subsidiaries, Columbus Depot Equipment Company, TSYS Total Solutions, Inc., TSYS Canada, Inc. and Columbus Productions, Inc., all of which are Georgia corporations. Synovus Trust Company has one wholly owned subsidiary, Synovus Trust Company, a Florida corporation.



Citizens First Bank2                                             100%

The Citizens Bank                                                100%

The Citizens Bank of Cochran                                     100%

Athens First Bank & Trust Company3                               100%

Citizens & Merchants State Bank                                  100%

Synovus Service Corp.                                            100%

Bank of North Georgia                                            100%

Georgia Bank and Trust                                           100%

Charter Bank & Trust Co.                                         100%

TSYS Total Debt Management, Inc.                                 100%


Alabama Corporations
--------------------

Synovus Financial Corp. of Alabama                               100%

Community Bank and Trust of Southeast Alabama                    100%

First Commercial Bank of Huntsville                              100%

The Bank of Tuscaloosa                                           100%

Sterling Bank                                                    100%

First Commercial Bank of Birmingham4                             100%

CB&T Bank of Russell County                                      100%

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2    Citizens First Bank has one wholly owned subsidiary, Citizens Service
     Company, a Georgia corporation.

3 Athens First Bank & Trust Company has one wholly owned subsidiary, Athena Service Corporation, a Georgia corporation.

4 First Commercial Bank of Birmingham has three wholly owned subsidiaries, First Commercial Mortgage Corporation, First Commercial Credit Corporation and Synovus Mortgage Corp., all of which are Alabama corporations.

                                        2


Synovus Trust Corp.                                              100%


Florida Corporations
--------------------

Quincy State Bank                                                100%

The Tallahassee State Bank5                                      100%

Bank of Pensacola                                                100%

Vanguard Bank and Trust Company                                  100%

First Coast Community Bank                                       100%


National Banking Associations
-----------------------------

The National Bank of Walton County (GA)                          100%

Peachtree National Bank (GA)                                     100%

First National Bank of Jasper (AL)6                              100%

National Bank of South Carolina (SC)7                            100%

Mountain National Bank (GA)8                                     100%




 lists\subsid2.snv
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5    Tallahassee State Bank has one wholly owned subsidiary, Synovus Insurance
     Services of Florida, a Florida corporation.

6 First National Bank of Jasper has one wholly owned subsidiary, Synovus Insurance Services of Alabama, Inc., an Alabama corporation.

7 National Bank of South Carolina has one wholly owned subsidiary, Synovus Insurance Services of South Carolina, Inc., a South Carolina corporation.

8 Mountain National Bank has one wholly owned subsidiary, Merit Leasing Corporation, a Georgia corporation.

                                        3